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                                                                   Exhibit 10.25


                                   AMENDMENT NO. 12

                                        To The

                         Direct Broadcast Satellite Contract

                                       Between

              United States Satellite Broadcasting Company, Inc. (USSB)

                                         And

                             Lockheed Martin Corporation

                                    Acting Through

               Lockheed Martin Telecommunications (Telecommunications)





THIS AMENDMENT NO. 12 is effective 27 November 1996.


WHEREAS, USSB requires additional time to evaluate Telecommunications (formerly known as Astro Space Commercial) proposal and, therefore, requests an extension of the System Definition Phase before authorizing Telecommunications to begin the Construction Phase Commencement (CPC) of this Contract; and


WHEREAS, Telecommunications is willing to grant such an extension and reschedule the CPC in accordance with the changes made herein.


NOW, THEREFORE, in consideration of the promises and mutual covenants hereinafter contained, the Parties agree to the following:


I. In paragraph 1 of Amendment No. 11, change the date satellite construction shall commence and the date USSB must notify Telecommunications of its intent not to proceed to December 31, 1996.

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II. All other dates specified in the Contract's ARTICLE 3. DELIVERABLE ITEMS
    AND DELIVERY SCHEDULE and ARTICLE 4. PAYMENT, beginning with the CPC payment number 13, are delayed thirty (30) days from the date specified in Amendment 11. Thus, payment number 14 is due on January 31, 1997; and, so forth, through payment number 56.


IN WITNESS THEREOF, the Parties have caused this Amendment No. 12 to be signed by their duly authorized officer or representative.







Lockheed Martin Corporation                 United States Satellite
                                            Broadcasting Company, Inc.


By: /s/ H.T. Riley                          By:  /s/ Robert W. Hubbard
    ----------------------------------           -------------------------
    H.T. Riley, Manager                          Robert W. Hubbard
    Contracts, East Windsor Operations           Executive Vice President
    Lockheed Martin Telecommunications